UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 15, 2021

WATERSIDE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	811-8387	54-1694665
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 West 31st Street, 2nd Floor

New York, New York 10001

(Address of Principal Executive Offices)

212-686-1515

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 15, 2021, Waterside Capital Corporation (the “Company”) filed with the Nevada Secretary of State amended and restated articles of incorporation (the “A&R Articles”). The A&R Articles had the effect of, among other things, (i) increasing the Company’s authorized common stock to 100 million shares, (ii) increasing the Company’s authorized preferred stock to 20 million shares, and (iii) reducing the par value of each of the Company’s common stock and preferred stock to $0.0001 per share. The A&R Articles were approved by the Company’s board of directors (the “Board”) and by Ryan Schadel in his capacity as majority stockholder, holding 69.7% of the voting power of the Company’s issued and outstanding capital stock. Mr. Schadel also serves as the Company’s Chief Executive Officer and sole director.

Also on December 15, 2021, the Board adopted amended and restated bylaws (the “A&R Bylaws”).

The foregoing description of the A&R Articles and the A&R Bylaws does not purport to be complete and is qualified in its entirety by reference to the A&R Articles and the A&R Bylaws, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 15, 2021, Mr. Schadel, who holds 69.7% of the voting power of the Company’s issued and outstanding capital stock, acting by written consent, approved the A&R Articles.

On December 17, 2021, Mr. Schadel, the holder of 69.7% of the voting power of the Company’s issued and outstanding capital stock, acting by written consent, approved an amendment to the A&R Articles that would have the effect of changing the Company’s corporate name from Waterside Capital Corporation to Metavesco, Inc. (the “Name Change”). The Name Change was also approved by the Company’s board of directors on December 17, 2021. The Name Change will not be effective until it is cleared by the Financial Industry Regulatory Authority (FINRA).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation.
3.2	Amended and Restated Bylaws.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waterside Capital Corporation

Date: December 21, 2021	By:	/s/ Ryan Schadel
Ryan Schadel
Chief Executive Officer